UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 7, 2008
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

1-43	DELAWARE	38-0572515
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Liquidity press release
Liquidity disclosure
EX-99.1
EX-99.2

ITEM 8.01	OTHER EVENTS
On November 7, 2008, General Motors Corporation (GM) issued a press release regarding certain actions to be taken to improve its liquidity. In conjunction with that press release, GM filed an exhibit disclosure regarding its liquidity. GM expects to file its Form 10-Q for the quarterly period ended September 30, 2008 with the U.S. Securities and Exchange Commission on Monday November 10, 2008.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS

Exhibits	Description	Method of Filing

Exhibit 99.1	Liquidity press release	Attached as Exhibit
Exhibit 99.2	Liquidity disclosure	Attached as Exhibit
* * * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION
(Registrant)

Date: November 7, 2008	By:	/s/ NICK S. CYPRUS

(Nick S. Cyprus, Controller and Chief Accounting Officer)